                                                                    EXHIBIT 10.5

                                    Annex 1

                               pcOrder.com, Inc.

                            1996 STOCK OPTION PLAN

     1.   Purpose. The purpose of this 1996 Stock Option Plan (the "Plan") is to
          -------
advance the interests of pcOrder.com, Inc., a Delaware corporation, (the "Company") by encouraging certain employees of the Company and its parent and subsidiaries and non-employee directors of the Company and its parent and subsidiaries to acquire a proprietary interest in the Company through ownership of the Common Stock, par value $.01 per share, of the Company ("Common Stock"). Such ownership will encourage the optionees to remain with the Company or its parent or subsidiaries and will help attract other qualified persons to become employees and directors thereof.

     2.   Administration. The Plan may be administered by a Committee (the
          --------------
"Committee") appointed by the Board of Directors of the Company (the "Board") which shall be composed of not less than two directors of the Company. No member of the Committee shall be an officer or employee of the Company or its parent or subsidiaries nor have any interest in any transaction or other business relationship for which disclosure would be required pursuant to Item 404(a) or
Item 404(b) of Regulation S-K promulgated by the Securities and Exchange Commission, as amended. Subject to the provisions of the Plan and the approval of the Board, the Committee may be authorized to grant options under the Plan and to interpret the Plan and such options, to prescribe, amend, and rescind rules and regulations relating to the Plan and the options, and to make other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive. In addition, in determining the terms and conditions of the options granted hereunder, the Committee shall be entitled in its discretion to permit the term of any option granted hereunder to extend beyond the date of termination of an optionee's employment, irrespective of the provisions of paragraph 8(e) hereof. The Committee shall act pursuant to a majority vote or by unanimous written consent.

     3.   Types of Options. Options granted pursuant to the Plan may be either
          ----------------
incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options not qualifying under that section of the Code ("Non-Qualified Stock Options"). It is the intent of the Company that Non-Qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction be interpreted in order to effectuate such intent.

     4.   Eligibility. Options shall be granted under the Plan to such
          -----------
employees, officers, and directors of the Company, its parent, or any of its subsidiaries as the Committee or the Board shall determine from time to time.

     5.   Stock Subject to Options. The aggregate number of shares that may be
          ------------------------
issued or sold under options granted pursuant to the Plan (the "Shares") shall not exceed 3,000,000 shares of Common Stock. The Shares shall be either authorized but unissued shares of Common Stock or issued shares of Common Stock that shall have been reacquired by the Company. The aggregate number of Shares may be adjusted under paragraph 8(f) below. If any outstanding option under the Plan expires or is terminated for any reason, the Shares allocated to the unexercised portion of such option may again be subjected to an option or options under the Plan.

     6.   Non-transferability of Incentive Stock Options. No Incentive Stock
          ----------------------------------------------
Option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution, and each Incentive Stock Option shall be exercisable, during the optionee's lifetime, only by the optionee or by his guardian or legal representative. Subject to the provisions of the Plan, the Committee or the Board, as applicable, shall determine the transferability and corresponding restrictions on exercise of Non-Qualified Stock Options.

     7.   Fair Market Value. For purposes of this Plan, "Fair Market Value"
          -----------------
shall be (i) the good faith determination by the Board of the fair market value of the Common Stock, on the applicable day and (ii) after the effectiveness of a Registration Statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, relating to the Common Stock, the applicable day's closing sales price of the Common Stock, as reported for consolidated transactions of the principal exchange on which such stock is traded; or, if there are no sales on that date, the price on the most recent trading day prior thereto; or, if the Common Stock is not traded on an exchange, the average of the bid and ask prices reported in the over-the-counter market at the close of business on the applicable day, or, if the Common Stock is not publicly traded, the good faith determination by the Board of the fair market value of the Common Stock on the applicable day.

     8.   Terms and Conditions of Options. The Committee (or, if one has not
          -------------------------------
been appointed by the Board, the Board) shall have the power, subject to the limitations contained in the Plan, to prescribe the terms and conditions of any option granted hereunder. Each such option shall be evidenced by an agreement in such form as the Committee (or the Board, as applicable) shall from time to time determine, which agreement shall prescribe the following terms and conditions and such other terms and conditions as the Committee (or the Board, as applicable) may deem necessary or advisable:

          (a)  Allotment of Shares; Option Price. The Committee or the Board
               ---------------------------------
     shall determine the total number of Shares to be offered to each optionee under the Plan. The Shares shall be offered from time to time under the Plan at such price as shall be determined by the Committee or the Board, which price shall not be less than the par value of the Common Stock subject to the option. The exercise price per share with respect to Incentive

     Stock Options shall not be less than the Fair Market Value on the date of grant of the Shares subject to the option, nor less than 110 percent of such Fair Market Value in the case of any Incentive Stock Option granted to an individual who, at the time the option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its subsidiaries.

          (b)  Duration of Options. Except as otherwise set forth herein,
               -------------------
     options granted under the Plan shall be exercisable for such period of time as the Committee or the Board shall determine. No option shall be exercisable after the expiration of ten years from the date of grant; provided, however, that any Incentive Stock Option granted to an individual who, at the time the option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its subsidiaries shall by its terms not be exercisable after the expiration of five years from the date of grant.

          (c)  Exercise of Options. Each option granted under the Plan shall be
               -------------------
     exercisable from time to time over such period as the Committee or the Board shall determine. In addition to any other limitations set forth herein, the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an optionee in any calender year (under all plans of the Company and its subsidiaries and its parent) shall not exceed $100,000. Notwithstanding anything herein to the contrary but subject to any contrary determination of the Committee or Board with respect to any particular option or options, in the event of a "Change of Control," as hereinafter defined, all options granted hereunder shall become immediately exercisable. A "Change of Control" for the purposes hereof, unless defined otherwise by the Committee or Board for any particular option or options, shall be deemed to have occurred if (i) at any time all of the voting capital stock of the Company then issued and outstanding shall be sold; (ii) in a merger or consolidation, the Company is not the surviving Corporation and, with respect to an individual optionee, such optionee's employment with the Company shall have been terminated within six months thereafter, or (iii) the Company sells all or substantially all of its assets to a person other than an affiliate or associate of the Company. For purposes of this subsection, the term "persons" shall mean individuals, groups, corporations, partnerships, or other entities. Any person shall be deemed to be the beneficial owner of any shares of voting capital stock of the Company:

          (1)  that such person owns directly, whether or not of record; or

          (2) that such person has the right to acquire pursuant to any agreement or understanding or upon exercise of conversion rights, warrants or options, or otherwise; or

          (3) that are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (2) above), by an "affiliate" or associate

               (as defined in the rules of the Securities and Exchange Commission under the Securities Act of 1933) of that person; or

          (4) that are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (2) above), by any other person with which that person or his affiliate or associate has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of the voting capital stock of the Company.

          (d)  Payment for Shares.  The purchase price of each Share purchased
               ------------------
     upon the exercise of any option granted hereunder shall be paid in full at the time of such purchase, and a stock certificate or certificates representing Shares so purchased shall be delivered to the person entitled thereto. Until the stock certificate or certificates for such Shares are issued in his name, an optionee shall have none of the rights of a stockholder. Payment may be made in whole or in part in cash or, if the Committee or the Board so permits, in Common Stock of the Company owned by the option holder, such stock to be valued at its Fair Market Value on the date preceding the date the option is exercised. If certificates representing shares of Common Stock are used to pay all or part of the purchase price of an option, separate certificates shall be delivered by the Company representing the same number of shares as each certificate so used and an additional certificate shall be delivered representing the additional shares to which the option holder is entitled as a result of exercise of the option. It shall be a condition to the performance of the Company's obligation to issue or transfer Shares upon exercise of an option or options that the optionee pay, or make provision satisfactory to the Company for the payment of, any taxes (other than stock transfer upon such exercise. The Committee or the Board may provide the option holder with the right to satisfy federal or state tax obligations by delivery of previously owned shares of Common Stock or electing the withholding of Shares otherwise issuable upon exercise of a Non-Qualified Stock Option, the Fair Market Value of which shares does not exceed the amount to cover any federal or state tax obligations (including FICA) incurred in connection with the exercise of such option.

          (e)  Termination of Options.  Upon the termination of an optionee's
               ----------------------
     employment with the Company, a subsidiary, or parent, other than as a result of retirement, disability, or death, any option held by the optionee, to the extent not previously exercised, shall forthwith terminate. In the event of termination of such employment by reason of retirement, disability, or death, any option shall be exercisable at any time within three months after such retirement or within one year after such disability (within the meaning of Section 422 of the Code) or death, but only to the extent of the number of Shares for which such option was exercisable at the date of such termination of employment. The transfer of an optionee between the Company, a subsidiary, or its parent shall not be deemed a termination of employment. Cessation of any corporation's relationship with the Company as a subsidiary or parent shall constitute a "termination of an optionee's employment" hereunder as to individuals employed by that corporation, and options held by such individuals shall be terminated in accordance with this subsection.

          (f)  Adjustment of Options. In the event of a stock dividend, stock
               ---------------------
     split or combination of shares, recapitalization, reclassification, merger, or other similar capital or corporate structure change, the number and kind of Shares at the time of such change remaining subject to the Plan and to any option granted or to be granted pursuant to the Plan, the option exercise price, and any other relevant provisions shall be appropriately adjusted by the Committee or the Board, whose determination shall be binding on all persons.

          (g)  Exchange of Options. Non-Qualified Stock Options may be granted
               -------------------
     in exchange for previously granted stock options having an exercise price higher than the options received in such exchange.

     9.   Effective Date; Stockholder Approval; Term. The Plan shall become
          ------------------------------------------
effective on the date of the last to occur of the (i) adoption of the Plan by the Board and (ii) approval of the Plan within 12 months of such adoption, by the holders of a majority of the Company's capital stock outstanding and entitled to vote at a duly held stockholders' meeting. No option hereunder shall be granted after the date that occurs 10 years after the Plan's effective date ( or, if earlier, 10 years after the adoption of the Plan in the case of an Incentive Stock Option) or the earlier suspension or termination of the Plan in accordance with its terms. The Plan shall terminate on the date that occurs 10 years after the Plan's effective date or on such earlier date as it may be suspended or terminated under the provisions of Section 10 below or as of which all Shares subject to options authorized to be granted under the Plan shall have been acquired by exercise of such options.

     10.  Amendment or Discontinuance of the Plan. The Board of Directors of the
          ---------------------------------------
Company may, insofar as permitted by law and subject to the limitations contained in the Plan, at any time or from time to time, suspend or terminate the Plan or revise or amend it in any respect whatsoever.

     11.  Applicable Laws or Regulations and Notification of Disposition. The
          --------------------------------------------------------------
Company's obligation to sell and deliver Shares under an option is subject to such compliance as the Company deems necessary or advisable with federal and state laws, rules, and regulations applying to the authorization, issuance, listing, or sale of securities. The Company may also require in connection with any exercise of the Incentive Stock Option that the optionee agree to notify the Company when making any disposition of the Shares, whether by sale, gift, or otherwise, within two years of the date of grant or within one year of the date of exercise.

     12.  No Employment Right. No Obligation to Exercise Option. Nothing
          -----------------------------------------------------
contained in the Plan, or in any option granted under it, shall confer upon any optionee any right to continued employment by the Company, any of its subsidiaries or its parent or to continued membership on the Board or limit in any way the right of the Company, any of its subsidiaries, or its parent, to terminate the optionee's employment at any time. The granting of any option hereunder shall impose no obligation upon the optionee to exercise such option.

--------------------------------------------------------------------------------

                               pcOrder.com, Inc.

                                 STOCK OPTION

Number of Shares:                                               Date of Grant:


                              THIS CERTIFIES THAT

Price per Share:                                                Expiration Date:


                                  ("Holder")

has the right to purchase the Number of Shares of Common Stock of pcOrder.com, Inc. ("Company") for the Price per Share on or before the Expiration Date, all as set forth above; subject, however, to the terms and conditions on the reverse side of this certificate.

     WITNESS the signature of the Company's President and the Company's seal.


                               EXERCISE SCHEDULE


Holder's Address:
                                                  pcOrder.com, Inc.

Holder's Social Security No.
                                                  By__________________________
                                                    Joseph A. Liemandt,
                                                    Chairman of the Board




--------------------------------------------------------------------------------

                            INCENTIVE STOCK OPTION
                              TERMS & CONDITIONS

I.   Shares Optioned. Option Price and Time of Exercise.  The Company hereby
     --------------------------------------------------
grants to Holder, subject to the terms and conditions set forth hereinafter and in the Company's 1996 Stock Option Plan (the "Plan") the right and option to purchase all or any part of the Number of Shares set forth on the reverse side of this certificate of the presently authorized but unissued Common Stock, or issued shares of Common Stock that have been issued by the Company, par value $.01 per share of the Company, at the Price per Share set out on the reverse side of this certificate. No rights under this option may be exercised after the Expiration Date set out on the reverse side of this certificate, and before that time, this option may be terminated as hereinafter provided. If Holder does not purchase the full number of shares to which he or she is entitled in any one year, he or she may purchase such shares in the next year specified in the Exercise Schedule, in addition to the shares which he or she is otherwise entitled to purchase in the next year. No partial exercise of such option may be for less than 25 full shares, unless the remaining shares so purchasable are fewer than 25 shares. In no event shall the Company be required to issue fractional shares.

II.  Payment For and Delivery of Stock. The purchase price of the shares as to
     ---------------------------------
which an option is exercised shall be paid in full at the time of the exercise. Such purchase price shall be payable in cash, or at the option of the Holder of each option, in Common Stock theretofore owned by such Holder or, in a combination of cash and Common Stock. For purposes of determining the amount, if any, of the purchase price satisfied by payment in Common Stock, such Common Stock shall be valued at its fair market value on the date of exercise in accordance with Paragraph 7 of the Plan. Any Common Stock delivered in satisfaction of all or a portion of the purchase price shall be appropriately endorsed for transfer and assignment to the Company. The rights of the Holder to make payment of all or any portion of the purchase price of the shares with other shares of Common Stock shall be of no force and effect, and shares of Common Stock may not be used for such purpose, if the payment of all or any portion of the purchase price in such manner would result in any charge to the Company's earnings in the opinion of the Company's independent accountants.

III. Termination of Option. Upon termination of Holder's employment with the
     ---------------------
Company or any of its subsidiaries, other than as a result of retirement, disability or death, any option held by the Holder, to the extent previously exercised, shall forthwith terminate. In the event of termination of such employment by reason of retirement, disability or death, any option shall be exercisable at any time within three months after such retirement or within one year after such disability (within the meaning of Section 422 of the Code as defined in the Plan) or death, but only to the extent of the number of shares for which such option was exercisable at the date such termination of employment. Cessation of any corporation's relationship with the Company as a subsidiary shall constitute a "termination of a Holder's employment" hereunder as to individuals employed by the corporation, and options held by such individuals shall be terminated in accordance with this section. In no event may the option granted herein be exercisable to any extent by anyone after the Expiration Date specified on the reverse side of this certificate. It is expressly agreed that, anything contained herein to the contrary notwithstanding, this option shall not constitute or be evidence of any agreement or understanding, expressed or implied, that the Company will employ Holder for any period of time or in any position or at any particular rate of compensation.

IV.  Non-Assignability of Option: Right of First Refusal: Purchase Option.
     --------------------------------------------------------------------
Options may be exercised solely by Holder or his or her guardian or legal representative during his or her lifetime or after his or her death the personal representative of Holder's estate or the person or persons entitled thereto under his or her will or under the laws of descent and distribution. The option shall not be assignable or otherwise transfectable except by will or the laws of descent and distribution. Upon any attempt to sell, assign or transfer, this option or any right or privilege conferred hereby, this option shall immediately terminate and thereupon become null and void. If holder seeks to sell or dispose of all or any part of his or her shares to a third party he or she shall notify the Company in writing of such proposed sale or disposition at least thirty days prior to the date of proposed sale or disposition. The notion shall contain the date of the proposed sale or disposition, the identity of the proposed purchaser, and the terms and price of the proposed sale or disposition. The Company shall have has the right to purchase such shares from Holder upon the same terms and at the same price as such third party purchaser is prepared to pay. If the Company has not exercised its right to so purchase such shares within 30 days after notice, Holder may sell or dispose of such shares to the proposed purchaser upon the same proposed terms and price. If at any time prior to the date on which the Company makes a public offering of the Company's Common Stock, the Holder shall cease for any reason to be employed by the Company, its parent, or one of its subsidiaries, the Company may, at the Company's election exercised by written notice sent to Holder or the Holder's personal representative, at any time or times prior to the Expiration Date, require the Holder or the personal representative of the Holder to sell to the Company for a purchase price per share equal to the Price per Share set forth on the reverse side of this certificate, any or all of the Number of Shares which the Holder or the Holder's personal representative may have purchased under the terms of this option.

V.   Compliance With Governmental and Other Regulations. The Company shall take
     --------------------------------------------------
such steps as may be required by law and applicable regulations, including rules and regulations of the Secretary of State of the ????? and any applicable stock exchange or national market system, in connection with the issuance and sale of any shares purchased upon the exercise of this option or the listing of said shares on said exchange.

VI.  Rights of Holder in Stock. Neither Holder nor his or her executor,
     -------------------------
administrator, heirs or Legatees shall have any rights or privileges of a stockholder of the Company in respect to the shares issuable upon exercise of this option, unless and until certificates representing such shares shall have been issued by the Company and delivered to Holder.

VII. Non-Disclosure and Non-Competition. Holder acknowledges that in the course
     ----------------------------------
of his employment with the Company, Holder will receive special training and will become familiar with the Company's trade secrets and other confidential information concerning the Company. The Holder recognizes that such trade secrets and confidential information have special, unique and extraordinary value to the Company and agrees not to disclose the name to any unauthorized person or use the same for Holder's own account. In consideration of the disclosure of such trade secrets and confidential information, the Holder agrees that during Holder's employment the Company or any of its subsidiaries and for two years thereafter, the Holder will not directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in any business competing with the businesses of the Company or its parent or subsidiaries as such businesses exist or are in process during and upon the expiration of the Holder's employment, within any geographical area in which the Company or its parent or subsidiaries engage in such business. If, at any time of enforcement of this provision, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to review restrictions contained herein to cover the maximum period, scope and area permitted by law.

VIII.Investment Representation. The shares as to which this option is
     -------------------------
exercised have not been registered under the Securities Act of 1933, as amended (hereinafter the "Act"). Accordingly, upon exercise of this option and if the shares have not been registered under the Act, Holder shall represent and agree in writing that he or she is acquiring the shares for the purpose of investment and not with a view to distribution thereof, and that (i) Holder knows any shares to be sold to him or her hereunder have not been registered under the Act or any state securities law, (ii) Holder understands that he or she must bear the economic risk of said proposed investment for an indefinite period of time until the shares are registered under the Act or an exemption from registration is available, and (iii) Holder will hold the shares for Investment for his or her own account and not with a view to the resale or distribution of all or any portion of the shares and will not solicit any offer to buy, purchase or otherwise acquire all or any portion of the shares otherwise than (a) pursuant to an opinion of counsel reasonably satisfactory to the Company, or pursuant to a no-action letter from the Securities and Exchange Commission, that registration under the Act is not required, or (b) pursuant to an effective registration statement under the Act.

IX.  Notices. Any notice to be given hereunder shall be addressed to the
     -------
Company, in care of its President, 6034 West Courtyard Drive, Suite 130, Austin, Texas, 78730, and any notice to be given to the Holder's shall be addressed to the address designated on the reverse side of this certificate, or at such other address either party may hereafter designate in writing to the other. Any such notice shall have been deemed duly given when enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certificate fee prepaid) in the United States Mail.

X.   Succressors or Assigns of the Company. This option shall be binding upon
     -------------------------------------
and shall insure to the benefit of any successor or assign of the Company.

          This Incentive Stock Option is hereby accepted and agreed to in all respects by Holder as of the Date of Grant, subject to the terms and provisions of the 1996 Stock Option Plan of pcOrder.com, Inc. under which the option has been granted.

                           _________________________

--------------------------------------------------------------------------------

                               pcOrder.com, Inc.

                                 STOCK OPTION

Number of Shares:                                               Date of Grant:


                              THIS CERTIFIES THAT

Price per Share:                                                Expiration Date:


                                  ("Holder")

has the right to purchase the Number of Shares of Common Stock of pcOrder.com, Inc. ("Company") for the Price per Share on or before the Expiration Date, all as set forth above; subject, however, to the terms and conditions on the reverse side of this certificate.

     WITNESS the signature of the Company's President and the Company's seal.


                               EXERCISE SCHEDULE


Holder's Address:
                                                  pcOrder.com, Inc.

Holder's Social Security No.
                                                  By__________________________
                                                    Joseph A. Liemandt,
                                                    Chairman of the Board




--------------------------------------------------------------------------------

                         NON-QUALIFIED STOCK OPTION
                               TERMS & CONDITIONS

I.   Shares Optioned, Option Price and Time of Exercise.  The Company hereby
     ---------------------------------------------------
grants to Holder, subject to the terms and conditions set forth hereinafter and in the Company's 1996 Stock Option Plan (the "Plan"), the right and option to purchase all or any part of the Number of Shares set forth on the reverse side of this certificate of the presently authorized but unissued Common Stock, or issued shares of Common Stock that have been reacquired by the Company, par value $.01 per share of the Company, at the Price per Share set out on the reverse side of this certificate. No rights under this option may be exercised after the Expiration Date set out on the reverse side of this certificate, and before that time, this option may be terminated as hereinafter provided. If Holder does not purchase the full number of shares to which he or she is entitled in any one year, he or she may purchase such shares in any subsequent year prior to the Expiration Date. No partial exercise of such option may be for less than 25 full shares, unless the remaining shares so purchasable are fewer than 25 shares. In no event shall the Company be required to issue fractional shares. This option shall become immediately exercisable upon a Change of Control as that term is defined in the Plan.

II.  Payment For and Delivery of Stock.  The purchase price of the shares as to
     ----------------------------------
which an option is exercised shall be paid in full at the time of the exercise. Such purchase price shall be payable in cash, or at the option of Holder of such option, in Common Stock theretofore owned by such Holder or, in a combination of cash and such Common Stock. For purposes of determining the amount, if any, of the purchase price satisfied by payment in Common Stock, such Stock shall be valued at its fair market value on the date of exercise in accordance with Paragraph 7 of the Plan. Any Common Stock delivered in satisfaction of all or a portion of the purchase price shall be appropriately endorsed for transfer and assignment to the Company. The rights of Holder to make payment of all or any portion of the purchase price of the shares with other shares of Common Stock shall be of no force and effect, and shares of Common Stock may not be used for such purpose, if the payment of all or any portion of the purchase price in such manner would result in any charge to the Company's earnings in the opinion of the Company's independent accountants.

III. Termination of Option.  Upon termination of Holder's employment with the
     ----------------------
Company or any of its parents or subsidiaries, other than as a result of retirement, disability or death, any option held by Holder, to the extent not previously exercised, shall forthwith terminate. In the event of termination of such employment by reason of retirement, disability or death, any option shall be exercisable at any time within three months after such retirement or within one year after such disability (within the meaning of Section 422 of the Code as defined in the Plan) or death, but only to the extent of the number of shares for which such option was exercisable at the date of such termination of employment. Cessation of any corporation's relationship with the Company as a parent or subsidiary shall constitute a "termination of a Holder's employment" hereunder as to individuals employed by that corporation, and options held by such individuals shall be terminated in accordance with this section. In no event may the option granted herein be exercisable to any extent by anyone after the Expiration Date specified on the reverse side of this certificate. It is expressly agreed that, anything contained herein to the contrary notwithstanding this option shall not constitute or be evidence of any agreement or understanding, expressed or implied, that the Company will employ Holder for any period of time or in any position or at any particular rate of compensation.

IV.  Non-Assignability of Option: Right of First Refusal: Purchase Option.
     ---------------------------------------------------------------------
Except as otherwise determined by the Company's Board of Directors or a duly-appointed committee of the Board of Directors, this option shall not be assignable or otherwise transferable. Upon any attempt to sell, assign or transfer, this option, or any right or privilege conferred hereby, this option shall immediately terminate and thereupon become null and void. If Holder seeks to sell or dispose of all or any part of his or her shares to a third party prior to the date on which the Company makes a public offering of the Company's Common Stock, he or she shall notify the Company in writing of such proposed sale or disposition at least thirty days prior to the date of the proposed sale or disposition. The notice shall contain the date of the proposed sale or disposition, the identity of the proposed purchaser, and the terms and price of the proposed sale or disposition. The Company shall have the right to purchase such shares from Holder upon the same terms and at the same price as such third party purchaser is prepared to pay. If the Company has not exercised its right to so purchase such shares within 30 days after notice, Holder may sell or dispose of such shares to the proposed purchaser upon the same proposed terms and price. If at any time prior to the date on which the Company makes a public offering of the Company's Common Stock, Holder shall cease for any reason to be employed by the Company or one of its parents or subsidiaries and (i) Holder misuses or makes an unauthorized disclosure of any of the Company's trade secrets or confidential information as determined by the Company in its sole discretion, (ii) Holder's ownership of Common Stock purchased pursuant to the exercise of this option would cause the Company to file a Form 10 (or any similar form as may hereafter be adopted for the same or similar purpose) pursuant to Section 12 of the Securities Exchange Act of 1934 (a "Form 10"), or
(iii) Holder violates the provisions of Section VII of this option, the Company may, at the Company's election exercised by written notice sent to Holder or Holder's personal representative at any time or times prior to the Expiration Date, require Holder or the personal representative of Holder to sell to the Company for a purchase price per Share equal to the price per Share used by the Company in calculating the withholding tax obligation on the date such Shares were purchased by Holder, any or all of the Number of Shares which Holder or Holder's personal representative may have purchased under the terms of this option. It is expressly agreed and understood that, if Holder has ceased to be employed by the Company or one of its parents or subsidiaries, the Company may require a sale by Holder or Holder's personal representative pursuant to Section IV(ii) of this option to allow the exercise by a current employee of the Company or one of its parents or subsidiaries of an option issued by the Company if such exercise would cause the Company to file a Form 10 without such required sale. In the case of any required sale pursuant to Section IV(ii) of this option, the Company shall, prior to requiring such a sale by Holder or Holder's personal representative, require the sale of all Common Stock held by each optionee under the Plan (or such optionee's personal representative) who has ceased to be employed by the Company or one of its parents or subsidiaries and first became a holder of Common Stock by the exercise of an option with a date of grant subsequent to the Date of Grant set forth on the reverse side of this certificate.

V.   Compliance With Governmental and Other Regulations.  The Company shall take
     ---------------------------------------------------
such steps as may be required by law and applicable regulations, including rules and regulations of the Secretary of State of the State of Delaware and any applicable stock exchange or national market system, in connection with the issuance and sale of any shares purchased upon the exercise of this option or the listing of said shares on said exchange.

VI.  Rights of Holder in Stock.  Neither Holder nor his or her transferees,
     --------------------------
executor, administrator, heirs or legatees shall have any rights or privileges of a stockholder of the Company in respect to the shares issuable upon exercise of this option, unless and until certificates representing such shares shall have been issued by the Company and delivered to Holder.

VII. Non-Disclosure and Non-Competition.  Holder acknowledges that in the
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course of his employment with the Company, Holder will receive special training and will become familiar with the Company's trade secrets and other confidential information concerning the Company. Holder recognizes that such trade secrets and confidential information have special, unique and extraordinary value to the Company and agrees not to disclose the same to any unauthorized person or use the same for Holder's own account. In consideration of the disclosure of such trade secrets and confidential information, Holder agrees that during Holder's employment by the Company or any of its parents or subsidiaries and for two years thereafter. Holder will not directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in any business competing with the businesses of the Company or its parents or subsidiaries as such businesses exist or are in process during and upon the expiration of Holder's employment, within any geographical area in which the Company or its parents or subsidiaries engage in such business. If at any time of enforcement of this provision, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law.

VIII. Investment Representation.  The shares as to which this option is
      --------------------------
exercised have not been registered under the Securities Act of 1933, as amended (hereinafter the "Act"). Accordingly, upon exercise of this option, and if the shares have not been registered under the Act, Holder shall represent and agree in writing that he or she is acquiring the shares for the purpose of investment and not with a view to distribution thereof, and that: (i) Holder knows any shares to be sold to him or her hereunder have not been registered under the Act or any state securities laws, (ii) Holder understands that he or she must bear the economic risk of said prospective investment for an indefinite period of time until the shares are registered under the Act or an exemption from registration as available, and (iii) Holder will hold the shares for investment for his or her own account and not with a view to the resale or distribution of all or any portion of the shares and will not solicit any offer to buy, purchase or otherwise acquire all or any portion of the shares otherwise than (a) pursuant to an opinion of counsel reasonably satisfactory to the Company, or pursuant to a no-action letter from the Securities and Exchange Commission, that registration under the Act is not required, or (b) pursuant to an effective registration statement under the Act.

IX.   Notices.  Any notice to be given hereunder shall be addressed to the
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Company, in care of its President, 5000 Plaza on the Lake, Suite 100, Austin,
Texas, 78746, and any notice to be given to Holder shall be addressed to the address designated on the reverse side of this certificate, or at such other address either party may hereafter designate in writing to the other. Any such notice shall have been deemed duly given when enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry and certificate fee prepaid) in the United State Mail.

X.    Successors or Assigns of the Company. This option shall be binding upon
      -------------------------------------
and shall inure to the benefit of any successor or assign of the Company.

     This Non-Qualified Stock Option is hereby accepted and agreed to in all respects by Holder as of the Date of Grant, subject to the terms and provisions of the 1996 Stock Option Plan of pcOrder.com, Inc. under which the option has been granted.